Provisions (Policies)	12 Months Ended
Dec. 31, 2025
Disclosure Provisions Abstract
Provisions

Provisions are recognized when: i) the Company has a present obligation (legal or non-formalized) as a result of a past event; ii) it is probable that an outflow of resources embodying economic benefits will be required to settle the obligation; and iii) the value can be reliably estimated. If there are several similar obligations, the likelihood of an outflow of resources being required for settlement is determined by considering the nature of those obligations as a whole.

Provisions are measured at the present value of disbursements expected to be required to settle the obligation, using a pre-tax rate that reflects current market assessments of the time value of cash and the specific risks of the obligation. The increase in the obligation due to lapse of time is recognized as a financial expense.

For the purpose of presenting the financial statements, the provision is stated net of escrow deposits, based on the legal set-off right.

Judicial deposits not linked to related obligations are recorded as non-current assets and adjusted by the indexes established by the competent authorities.

The Company does not recognize contingent liabilities in the financial statements because it does not expect outflows of resources to be required or when the amount of the obligation cannot be measured with sufficient reliability.

Judgments regarding future events may differ significantly from current estimates and exceed the amounts provisioned. Provisions are reviewed and adjusted taking into account changes in the circumstances surrounding them.

Contingent assets are not recognized in the financial statements.